-6-


             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549
                        _____________


                          FORM 8-K

                       CURRENT REPORT
             PURSUANT TO SECTION 13 or 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): October
                          19, 1995



               RESOURCE MORTGAGE CAPITAL, INC.
     (Exact Name of Registrant as Specified in Charter)



    Virginia                                            1-
9819                      52-1549373
(State or Other           (Commission File Number)
(IRS Employer
Jurisdiction of
Identification No.)
Incorporation)


             4880 Cox Road, Glen Allen, Virginia
23060
                            (Address of Principal Executive
Offices)                       (Zip Code)


  Registrant's telephone number, including area code: (804)
                          967-5800


                       Not Applicable
    (Former Name or Former Address, if Changed Since Last
                           Report)

Item 5.        Other Events.

      This filing is made to effect the incorporation by reference of the accompanying exhibits in the Company's Registration Statement No. 33-50705 on Form S-3, filed with the Securities and Exchange Commission, which became effective on January 28, 1994, to supply information omitted from Item 14 of the above described Registration Statement (Attached as Annex A), and to include a press release in connection with the offering of Series B Cumulative
Convertible  Preferred  Stock of the  Company  (Attached  as
Annex B).


Item 7.        Exhibits.


(c). Exhibits.

1.1  Form of Underwriting Agreement.

4.1  Form of Amendment to Articles of Incorporation.

4.2  Form of Certificate for the Series B Cumulative
Convertible Preferred Stock.

5.1  Legal Opinion of Venable, Baetjer and Howard, LLP.

8.1  Tax Opinion of Venable, Baetjer and Howard, LLP.

12.1 Ratio of Available Earnings to Fixed Charges.

23.1 Consent of KPMG Peat Marwick LLP.

23.2 Consent of Venable, Baetjer and Howard, LLP (contained in Exhibits 5.1 and 8.1 filed herewith).

                         SIGNATURES

           Pursuant  to  the requirements of the  Securities
Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     October 20, 1995         RESOURCE MORTGAGE
CAPITAL, INC.


                         By:  /s/ Thomas H. Potts
                              Thomas H. Potts
                              President

                                                     ANNEX A




Item 14.  Other Expenses of Issuance and Distribution


The estimated expenses, other than underwriting discounts and commissions, in connection with the offering of Securities are:

Registration Fee                             $20,70
                                                  0
Legal Fees and Expenses                      50,000
Accounting Fees and Expenses                 20,000
Blue Sky Qualification and Expenses           5,000
including Counsel Fees
New York Stock Exchange Listing Fee           1,500
Nasdaq/NMS Entry and Listing Fees            10,500
NASD Fee                                      5,000
Printing and Engraving Expenses              16,000
Transfer and Registrar Fees                   7,500
Miscellaneous                                 3,800

TOTAL                                        140,00
                                                  0


                                                     ANNEX B

PRESS RELEASE

FOR IMMEDIATE RELEASE         CONTACT: ANDREA GARRETT
October 19, 1995                                  (804) 967-
5800

             RESOURCE MORTGAGE CAPITAL ANNOUNCES
                  PREFERRED STOCK OFFERING

      Resource Mortgage Capital, Inc. (NYSE: RMR) today announced the public offering of 2,100,000 shares of the Company's Series B Cumulative Convertible Preferred Stock at an offering price of $24.50 per share in an underwritten offering managed by Stifel, Nicolaus & Company, Incorporated, Robert W. Baird & Co., Scott & Stringfellow, Inc. and Stephens Inc. The Company has also granted the underwriters an option to purchase up to 315,000 additional shares of preferred stock to cover over-allotments, if necessary. It is expected the purchase by the underwriters of such shares will close on October 25, 1995. A copy of the prospectus may be obtained from Stifel, Nicolaus.

      The Series B Cumulative Convertible Preferred Stock will be convertible into Resource Mortgage common stock at a conversion price of $24.50 per share (initially equal to a one for one conversion ratio). The quarterly dividend rate will be $0.585 per share.

      This release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sales of these securities in any state in which such offer, solicitation or sales would be unlawful prior to registration or qualification under the securities laws of any such state.

      Resource Mortgage Capital, Inc. is a self-managed real estate investment trust that originates, services, securitizes and invests in residential mortgage loans and securities. The Company's strategy is to grow its net margin income and to use its mortgage operations to create investments for its portfolio.

                        EXHIBIT INDEX


Exhibit                                               Page
 1.1 Underwriting Agreement.
7

 4.1 Form of Amendment to Articles of Incorporation.
26

 4.2 Form of Certificate for the Series B Cumulative
           Convertible Preferred Stock.
48

 5.1 Legal Opinion of Venable, Baetjer and Howard, LLP.
50

 8.1 Tax Opinion of Venable, Baetjer and Howard, LLP.
52

12.1 Ratio of Available Earnings to Fixed Charges.
60

23.1 Consent of KPMG Peat Marwick LLP.
61

23.2 Consent of Venable, Baetjer and Howard, LLP (contained in Exhibits 5.1 and 8.1 filed herewith).

                                                 EXHIBIT 1.1

                RESOURCE MORTGAGE CAPITAL, INC.

                     Underwriting Agreement


                                            October 19, 1995
                                         St. Louis, Missouri


TO:  STIFEL, NICOLAUS & COMPANY, INCORPORATED
       Representative of the Underwriters
       named in Schedule I hereto

Dear Sirs:

            Resource  Mortgage  Capital,  Inc.,  a  Virginia
corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, shares of Series B Cumulative Convertible Preferred Stock, $.01 par value, of the Company (the "Stock"). The number of shares of the Stock that will be purchased by the Underwriters is set forth in Schedule I hereto (the "Firm Stock").

           The Company also grants to the Underwriters an option to purchase additional shares of the Stock (the "Option Stock", and, together with the Firm Stock, herein called the "Preferred Stock"). Such option is granted solely for the purpose of covering over-allotments in the sale of the Firm Stock and is exercisable as provided in
Section 3 hereof. Shares of the Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in Schedule I hereto and on the terms and conditions contained therein and in this Agreement. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representative so that no Underwriter shall be obligated to purchase Option Stock other than in round lots. The respective purchase obligation of each Underwriter with respect to the Option Stock shall be adjusted by the Representative so that no Underwriter shall be obligated to purchase Option Stock other than in round lots. The price paid by the Underwriters for both the Firm Stock and any Option Stock shall be $23.459 per share. Upon authorization by the Representative of the release of the Firm Stock and, if applicable, the Option Stock, the several Underwriters propose to offer the Firm Stock and, if applicable, the Option Stock for sale upon the terms and conditions set forth in the Final Prospectus.

           1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                (a)  The Company meets the requirements  for
          use of Form S-3 under the Securities Act of 1933, as amended (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") Registration Statement No. 33-50705, on such Form, including a Basic Prospectus, for registration under the Act of the offering and sale of securities, including the Preferred Stock. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Preferred Stock is a delayed offering and, although the Basic Prospectus may not include all the information with respect to the Preferred Stock and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Preferred Stock and the offering thereof. As filed, such Final Prospectus Supplement shall include all required information with respect to the Preferred Stock and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein or to which you have agreed.

                (b)  On the Effective Date, the Registration
          Statement did, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as hereinafter defined) and the Second Closing Date (as hereinafter defined), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated
          therein   or  necessary  in  order  to  make   the
          statements
          therein not misleading; and, on the date of any filing pursuant to Rule 424(b), the Closing Date and the Second Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                (c)   The terms which follow, when  used  in
          this Agreement, shall have the meanings indicated. The term the "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date.
          "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Preferred Stock and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Preferred Stock that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time), in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act.
          "Rule 430A Information" means information with respect to the Preferred Stock and the offering thereof permitted to omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

           2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price per share, the number of shares of Preferred Stock set forth opposite such Underwriter's name in Schedule I hereto.

          3. Delivery and Payment. Delivery of and payment for the Preferred Stock shall be made on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 8 hereof. The date and time of delivery and payment for the Firm Stock shall be referred to herein as the "Closing Date," and the date and time of delivery and payment for the Option Stock shall be referred to herein as the "Second Closing Date." Delivery of the Preferred Stock shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company payable in same day funds. Delivery of the Firm Stock and the Option Stock, as the case may be, shall be made at such location as the Representative shall reasonably designate at least one business day in advance of the Closing Date and the Second Closing Date, respectively, and payment for the Preferred Stock shall be made at the office specified in Schedule I hereto. Certificates for the Firm Stock shall be registered in such names and in such denominations as the Representative may request not less than three full business days in advance of the Closing Date. Certificates for the Option Stock shall be registered in such names and in such denominations as provided below.

           The Company agrees to have the certificates for each of the Firm Stock and the Option Stock available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 P.M. on the business day prior to the Closing Date and the Second Closing Date, respectively.

           The over-allotment option granted herein may be exercised at any time, in whole or in part but only once, on or before the thirtieth day after the date of this Agreement by written notice being given to the Company by the Underwriters. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of the Option Stock are to be registered, the denominations in which the shares of the Option Stock are to be issued and the date and time, as determined by the Underwriters, when the shares of the Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the Closing Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the third business day after the date on which the option shall have been exercised. If the option is exercised two business days prior to the Closing Date, then the Second Closing Date shall be the same as the Closing Date.

           4.   Agreements.   The Company  agrees  with  the
several Underwriters that:

               (a) The Company will use its best efforts to cause any amendment to the Registration Statement, to become effective that may in its judgment be required by the Act. Prior to the termination of the offering of the Preferred Stock, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative
          (i) when any amendment to the Registration Statement shall have been filed and become effective, (ii) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Preferred Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                (b)   If,  at  any  time when  a  prospectus
          relating to the Preferred Stock is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

               (c) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                 (d)   The  Company  will  furnish  to   the
          Representative and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representative may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                 (e)   The  Company  will  arrange  for  the
          qualification of the Preferred Stock for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Preferred Stock and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering.

               (f) Until the date 30 days from the later of the Closing Date or the Second Closing Date, the Company will not, without the prior written consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company and the Company may issue Common Stockssuable upon the conversion of Series A 9.75% Cumulative Convertible Preferred Stock or other outstanding securities or the exercise of warrants outstanding at the Execution Time.

            5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase each of the Firm Stock or the Option Stock, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date or the Second Closing Date, as the case may be, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (a) If filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                (b)  The Company shall have furnished to the
          Representative the written opinion of Venable, Baetjer and Howard, LLP, counsel for the Company, dated the Closing Date, in form reasonably satisfactory to the Representative and counsel for the Underwriters, which opinion shall be confirmed by a subsequent opinion, dated the Second Closing Date, to the extent applicable, in the event of the Second Closing Date, to the effect that:

                          (i)   Each  of  the  Company  and,
               Resource Finance Company One, and Merit Securities Corp. (individually, a "Subsidiary" and collectively, the "Subsidiaries") and SMFC Holding, Inc., SMFC Funding Corporation and Saxon Mortgage, Inc. (individually, an "Affiliate" and collectively, the "Affiliates") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each
               jurisdiction     which     requires      such
               qualification wherein it owns or
               leases material properties or conducts material business and where the failure to so qualify would have a material adverse effect on the Company and its subsidiaries and affiliates taken as a whole;

                         (ii)  All the outstanding shares of
               capital stock of each Subsidiary and each Affiliate have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to counsel's knowledge, after due inquiry, any other security interests, claims, liens or encumbrances.

                          (iii)   The  Company's  authorized
               equity capitalization is as set forth in the Final Prospectus; the capital stock of the Company conforms to the description thereof contained in the Final Prospectus; the Preferred Stock has been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to the Agreement, will be fully paid and nonassessable; the shares of underlying Common Stock into which the Preferred Stock is convertible have been duly and validly authorized and reserved for issuance on conversion of the Preferred Stock; the Preferred Stock is duly authorized for listing, subject to official notice of issuance, on the NASDAQ National Market System of the National Association of Securities Dealers, Inc.; the certificates for the Preferred Stock are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled, to preemptive or, to counsel's knowledge, other rights to subscribe for the Preferred Stock or the underlying Common Stock;

                         (iv)  To counsel's knowledge, there
               is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries, Affiliates or Meritech Mortgage Services, Inc. ("Meritech"), of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and, to counsel's knowledge, there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as required that have not been so described or filed; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                         (v)  The Registration Statement has
               become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical data as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

                          (vi)  The Agreement has been  duly
               authorized, executed and delivered by the Company;

                           (vii)    No   consent,  approval,
               authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and Exchange Act. Such counsel need express no opinion as to the requirements of the National Association of Securities Dealers, Inc. with respect to the participation by the Underwriters in the offering or state securities or "blue sky" matters;

                          (viii)  Neither the issue and sale
               of the Preferred Stock by the Company, nor the consummation of the transactions contemplated by the Agreement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, any law or the charter or by-laws of the Company or the terms of any material indenture or other agreement or instrument known to such counsel and to which the Company or any of its Subsidiaries, Affiliates or Meritech is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its Subsidiaries, Affiliates or

               Meritech of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Subsidiaries, Affiliates or Meritech;

                         (ix)  Meritech, an affiliate of the
               Company, is in good standing under the laws of Texas;

                          (x)  All the outstanding shares of
               capital stock of Meritech are owned of record and, to counsel's knowledge, beneficially by SMFC Funding Corporation;

                          (xi)   To counsel's knowledge,  no
               holders of securities of the Company have rights to the registration of such securities under the Registration Statement;

                           (xii)   The  Company  is  not  an
               "investment company" within the meaning of the Investment Company Act of 1940; and

                          (xiii)   The statements  contained
               under "Federal Income Tax Considerations" in the Basic Prospectus, insofar as they describe Federal statutes, rules and regulations, constitute a fair summary thereof.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials and, with respect to items (ix) and (x) only, certificates of certain third parties. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date or the Second Closing Date, as the case may be. Such counsel shall also confirm in such opinion that such counsel has no reason to believe without independent verification that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (c)   The Representative shall have received
          from Thompson & Mitchell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of Preferred Stock, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, which opinion or opinions shall be confirmed by a subsequent opinion, dated the Second Closing Date, to the extent applicable, in the event of the Second Closing Date. In addition the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                (d)  The Company shall have furnished to the
          Representative certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, which certificate shall be confirmed by a subsequent certificate, dated the Second Closing Date, to the extent applicable, in the event of the Second Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                           (i)    the  representations   and
               warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date or the Second Closing Date, as the case may be, with the same effect as if made on the Closing Date or the Second Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or the Second Closing Date, as the case may be;

                          (ii)  no stop order suspending the
               effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                          (iii)  since the date of the  most
               recent financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

               (e)  At the Execution Time, KPMG Peat Marwick
          LLP shall have furnished to the Representative a letter, dated as of the Execution Time, in form and substance satisfactory to the Representative (the "initial letter"), and at the Closing Date, KPMG Peat Marwick LLP shall have furnished another letter (the "bring-down letter"), which letter shall be confirmed by a subsequent letter, dated the Second Closing Date, to the extent applicable, in the event of the Second Closing Date, confirming that they are independent accountants within the meaning of the Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                          (i)   in their opinion the audited
               financial statements and financial statement schedules which are included in the Company's most recent Annual Report on Form 10-K, which is incorporated by reference in the Registration Statement and the Final Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                          (ii)  on the basis of a reading of
               the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards), including reading of the minutes of the meetings of the stockholders, the Board of Directors and Audit Committee of the Company since the end of the year covered by the Form 10-K as set forth in the minutes books through a specified date not more than five business days prior to the Execution Time, the Closing Date or the Second Closing Date, respectively, reading the unaudited interim financial statements of the Company incorporated by reference in the Prospectus and the latest available unaudited interim financial statements of the Company, and making inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing has come to their attention that has caused them to believe that (1) any unaudited financial statements incorporated by reference in the
               Prospectus do not comply as to form in all material respects with the accounting requirements of the Exchange Act and the related published rules and regulations; (2) the latest available financial statements, not incorporated by reference in the Prospectus, have not been prepared on a basis substantially consistent with that of the audited financial statements incorporated in the Prospectus; (3) for the period from the closing date of the latest income statement incorporated by reference in the Prospectus to the closing date of the latest available income statement read by them there were any decreases, as compared with the corresponding period of the previous year, in net margin on mortgage assets or net income; or (4) at a specified date not more than five business days prior to the Execution Time, Closing Date or Second Closing Date, respectively, there was any change in the capital stock or long term debt of the Company or, at such date, there was any decrease in net assets of the Company as compared with amounts shown in the latest balance sheet incorporated by reference in the Prospectus, except in all cases for changes or decreases which the Prospectus discloses have occurred or may occur, or which are described in such letter; and

                         (iii)  certain specified procedures
               not constituting an audit in accordance with generally accepted auditing standards have been applied to certain financial or other statistical information (to the extent such information was obtained from the general accounting records of the Company) set forth or incorporated by reference in the Prospectus and that such procedures have not revealed any disagreement between the financial and statistical information so set forth or incorporated and the underlying general accounting records of the Company, except as described in such letter.

                (f)  Subsequent to the Execution Time or, if
          earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph
          (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Preferred Stock as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

               (g) Prior to the Closing Date and the Second Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request in connection with each of the Closing Date and the Second Closing Date, as the case may be.

          If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligation of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

           6. Reimbursement of Underwriters' Expenses. If the sale of the Preferred Stock provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Preferred Stock.

           7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Preferred Stock as originally filed or in any amendment thereof, or in the
Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                (b)   Each  Underwriter severally agrees  to
indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the
Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representative, confirm that such statements are correct.

               (c)  Promptly after receipt by an indemnified
party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
(iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding.

               (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Preferred Stock; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Preferred Stock) be responsible for any amount in excess of the amount by which the total price at which the Preferred Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or otherwise become liable to pay by reason of any untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Preferred Stock agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Preferred Stock set forth opposite their names in Schedule I hereto bears to the aggregate amount of Preferred Stock set forth opposite the names of all the remaining Underwriters) the Preferred Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Preferred Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Preferred Stock set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Preferred Stock, and if such nondefaulting Underwriters do not purchase all the Preferred Stock, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date or the Second Closing Date, as the case may be, shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

           9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Preferred Stock, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York
Stock                                               Exchange
or the National Association of Securities Dealers Automated Quotation National Market System shall have been suspended or limited or minimum prices shall have been established on either of such Exchange or Market System, (ii) a banking moratorium shall have been declared either by Federal or New York or Missouri State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Preferred Stock as contemplated by the Final Prospectus (exclusive of any supplement thereto).

           10. Representations and Indemnities to Survive. The respective agreement, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Preferred Stock. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

           11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telegraphed and confirmed to them, at 500 North Broadway, St. Louis, Missouri; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 4880 Cox Road, Glen Allen, Virginia 23060.

          12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

          13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

           14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of Missouri.

           If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                         Very truly yours,

                         RESOURCE MORTGAGE CAPITAL, INC.


                         By ______________________


STIFEL, NICOLAUS & COMPANY, INCORPORATED


By:
   Its Officer

For itself and the other several
Underwriters, if any, named in Schedule I to the foregoing Agreement.

                           SCHEDULE I

Amount and Purchase Price of Series B 9.55% Cumulative
  Convertible Preferred Stock:

          Number of shares--Firm Stock:      2,100,000
shares

          Purchase price per share:               $23.459

Closing Date, Time and Location:
  October 25, 1995,  10:00 a.m.
  Thompson & Mitchell
  700 14th Street, N.W. (Ste. 900)
  Washington, D.C.  20005

Number of shares of Option Stock subject to 30-day option (ending November 23,
  1995) to purchase at same price with same underwriting discount to cover over-allotments:
315,000 shares



Underwriters                                        Number
of Shares

Stifel, Nicolaus & Company,
  Incorporated
 ............................................................
417,500
Robert W. Baird & Co. Incorporated
 ........................           417,500
Scott & Stringfellow, Inc.
 ..........................................
417,500
Stephens Inc.
 ............................................................
 ..                  417,500
A.G. Edwards & Sons, Inc.
 .........................................
70,000
Paine Webber Incorporated
 ........................................
70,000
Advest, Inc.
 ............................................................
 .....                 30,000
J.C. Bradford & Co.
 ....................................................
30,000
Dain Bosworth Incorporated
 ......................................              30,000
Friedman, Billings, Ramsey & Co., Inc. .....................
30,000
Piper Jaffray Inc.
 .........................................................
30,000
Principal Financial Securities, Inc.
 ..............................                 30,000
Rauscher Pierce Refsnes, Inc.
 .....................................               30,000
The Robinson-Humphrey Company, Inc. ....................
30,000

Wedbush Morgan Securities
 .......................................             30,000
Branch Cabell & Co.
 ....................................................
10,000
Davenport & Co. of Virginia Inc.
 ................................               10,000

     TOTAL
2,100,000

                                                 EXHIBIT 4.1

                    ARTICLES OF AMENDMENT
                             TO
                  ARTICLES OF INCORPORATION

               RESOURCE MORTGAGE CAPITAL, INC.



1.   The name of the Corporation is Resource Mortgage
Capital, Inc.

2. A new Article IIIB shall be inserted following the existing text of Article IIIA and shall read as set forth in Exhibit A hereto.

3. This Amendment to the Articles of Incorporation was duly adopted by the Board of Directors of the Corporation by unanimous written consents dated September 25, 1995 and October 19, 1995. In accordance with Sections 13.1-706.6 and 13.1-639 of the Virginia Stock Corporations Act, no shareholder action was required.

     IN WITNESS WHEREOF, the undersigned President of the Corporation has executed these Articles of Amendment on behalf of the Corporation.


Date:  October 20, 1995       RESOURCE MORTGAGE CAPITAL,
INC.



                         By:
                              Lynn K. Geurin
                              Executive Vice President

               RESOURCE MORTGAGE CAPITAL, INC.


     Section 1. Number of Shares and Designation. This series of Preferred Stock shall be designated as Series B 9.55% Cumulative Convertible Preferred Stock (the "Series B Preferred Stock") and up to Four Million Seven Hundred Sixty Thousand (4,760,000) shall be the number of shares of such Preferred Stock constituting such series.

     Section 2.     Definitions.  For purposes of the Series
B Preferred Stock, the following terms shall have the meanings indicated:

     "Act" shall mean the Securities Act of 1933, as amended.

     "affiliate" of a person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

     "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series B Preferred Stock.

     "Business  Day"  shall  mean  any  day  other  than   a
     Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

     "Call Date" shall have the meaning set forth in paragraph (b) of Section 5 hereof.

     "Common Stock" shall mean the common stock, $.01 par value per share, of the Corporation or such shares of the Corporation's capital stock into which such Common
     Stock shall be reclassified.

      "Conversion Price" shall mean the conversion price per share of Common Stock for which each share of Series B Preferred Stock is convertible, as such Conversion Price may be adjusted pursuant to paragraph (d) of
     Section 7. The initial Conversion Price shall be $24.50 (equivalent to an initial conversion rate of one share of Common Stock for each share of Series B Preferred Stock).

     "Current Market Price" of publicly traded shares of Common Stock or any other class or series of capital stock or other security of the Corporation or of any similar security of any other issuer for any day shall mean the closing price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices regular way on such day, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the National Market of the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or, if such security is not quoted on such National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE or National Association of Securities Dealers, Inc. member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer or the Board of Directors or if any class or series of securities are not publicly traded, the fair value of the shares of such class as determined reasonably and in good faith by the Board of Directors of the Corporation.

     "Distribution" shall have the meaning set forth in paragraph (d)(iii) of Section 7 hereof.

     "Dividend Payment Date" shall mean, with respect to each Dividend Period, the last day of January, April, July and October, in each year, commencing on January 31, 1996 with respect to the period commencing on the date of issue and ending December 31, 1995; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the Business Day immediately following such Dividend Payment Date.

     "Dividend Periods" shall mean quarterly dividend periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Issue Date and end on and include December 31, 1995).

     "Fair Market Value" shall mean the average of the daily Current Market Prices of a share of Common Stock during five (5) consecutive Trading Days selected by the Corporation commencing not more than twenty (20) Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term "`ex' date," when used with respect to any issuance or distribution, means the first day on which the share of Common Stock trades regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.

      "Issue Date" shall mean October 25, 1995.

     "Junior  Stock"  shall mean the Common  Stock  and  any
     other class or series of capital stock of the Corporation over which the shares of Series B Preferred Stock have preference or priority in the payment of dividends or in the distribution of assets on any
     liquidation,   dissolution  or  winding   up   of   the
     Corporation.

     "Parity Stock" shall have the meaning set forth in paragraph (b) of Section 8 hereof. Series A Preferred
     Stock is Parity Stock.

     "Person" shall mean any individual, firm, partnership, corporation or other entity and shall include any successor (by merger or otherwise) of such entity.

     "Press Release" shall have the meaning set forth in paragraph (a)(i) of Section 5 hereof.

     "Series A Preferred Stock" shall mean the Series A Cumulative Convertible Preferred Stock of the Corporation as set forth in Article IIIA, Section 1 of the Corporation's Articles of Incorporation (as amended).

     "Series B Preferred Stock" shall have the meaning set forth in Section 1 hereof.

     "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of capital stock of the Corporation; provided, however, that if any funds for any class or series of Junior Stock or any class or series of Parity Stock are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series B Preferred Stock shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

     "Trading Day", as to any securities, shall mean any day on which such securities are traded on the NYSE or, if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted or, if such securities are not listed or admitted for trading on any national securities exchange, on the National Market of NASDAQ or, if such securities are not quoted on such National Market, in the securities market in which such securities are traded.

     "Transaction" shall have the meaning set forth in paragraph (e) of Section 7 hereof.

     "Transfer Agent" means First Union National Bank of North Carolina or such other transfer agent as may be designated by the Board of Directors or their designee as the transfer agent for the Series B Preferred Stock.

     "Voting Preferred Stock" shall have the meaning set forth in Section 9 hereof.

     Section 3.     Dividends.

          (a) The holders of Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for that purpose, cumulative dividends payable in cash in an amount per share of Series B Preferred Stock equal to the greater of (i) the base dividend of $0.585 per quarter (the "Base Rate") or
(ii) the cash dividends declared on the number of shares of Common Stock, or portion thereof, into which a share of
Series B Preferred Stock is convertible. The initial Dividend Period shall commence on the Issue Date and end on December 31, 1995. The dividends payable with respect to the portion of the initial Dividend Period commencing on the Issue Date and ending on December 31, 1995, shall be determined by reference to the Base Rate. The amount referred in clause (ii) of this paragraph (a) with respect to each Dividend Period shall be determined as of the applicable Dividend Payment Date by multiplying the number of shares of Common Stock, or portion thereof calculated to the fourth decimal point, into which a share of Series B Preferred Stock would be convertible at the opening of business on such Dividend Payment Date (based on the Conversion Price then in effect) by the quarterly cash dividend payable or paid for such Dividend Period in respect of a share of Common Stock outstanding as of the record date for the payment of dividends on the Common Stock with respect to such Dividend Period or, if different, with respect to the most recent quarterly period for which dividends with respect to the Common Stock have been declared. Such dividends shall be cumulative from the Issue Date, whether or not in any Dividend Period or Periods such dividends shall be declared or there shall be funds of the Corporation legally available for the payment of such dividends, and shall be payable quarterly in arrears on the Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date. Each such dividend shall be payable in arrears to the holders of record of the Series B Preferred Stock, as they appear on the stock records of the Corporation at the close of business on a record date which shall be not more than 60 days prior to the applicable Dividend Payment Date and shall be fixed by the Board of Directors to coincide with the record date for the regular quarterly dividends, if any, payable with respect to the Common Stock; provided, however, that the record dates for the Dividend Period ending December 31, may be separated so that the record date for the Common Stock dividend is December 31 and the record date for the Series B Preferred Stock dividend is January 1 and vice versa. Accumulated, accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, which date shall not precede by more than 45 days the payment date thereof, as may be fixed by the Board of Directors.

           Upon a final administrative determination by the Internal Revenue Service that the Corporation does not qualify as a real estate investment trust in accordance with
Section 856 of the Internal Revenue code of 1986 (the "Code"), the Base Rate set forth in (a)(i) will be increased to $0.615 until such time as the Corporation regains its status as a real estate investment trust; provided, however, that if the Corporation contests its loss of real estate investment trust status in Federal Court, following its receipt of an opinion of nationally recognized tax counsel to the effect that there is a reasonable basis to contest such loss of status, the Base Rate shall not be increased during the pendency of such judicial proceeding; provided further, however, that upon a final judicial determination in Federal Tax Court, Federal District Court or the Federal Claims Court that the Corporation does not qualify as a real estate investment trust, the Base Rate as stated above will be increased.

          (b) The amount of dividends payable per share of Series B Preferred Stock for the portion of the initial Dividend Period commencing on the Issue Date and ending and including December 31, 1995, or any other period shorter than a full Dividend Period, shall be computed ratably on the basis of twelve 30-day months and a 360-day year. Holders of Series B Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series B Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series B Preferred Stock that may be in arrears.

          (c) So long as any of the shares of Series B Preferred Stock are outstanding, except as described in the immediately following sentence, no dividends shall be declared or paid or set apart for payment by the Corporation and no other distribution of cash or other property shall be declared or made directly or indirectly by the Corporation with respect to any class or series of Parity Stock for any period unless dividends equal to the full amount of accumulated, accrued and unpaid dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for such payment on the Series B Preferred Stock for all Dividend Periods terminating on or prior to the Dividend Payment Date with respect to such class or series of Parity Stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon the Series B Preferred Stock and all dividends declared upon any other class or series of Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series B Preferred Stock and accumulated, accrued and unpaid on such Parity Stock.

          (d) So long as any of the shares of Series B Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of or options, warrants or rights to subscribe for or purchase shares of Junior Stock) shall be declared or paid or set apart for payment by the Corporation and no other distribution of cash or other property shall be declared or made directly or indirectly by the Corporation with respect to any shares of Junior Stock, nor shall any shares of Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an employee incentive or benefit plan of the Corporation or any subsidiary) for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) directly or indirectly by the Corporation (except by conversion into or exchange for Junior Stock), nor shall any other cash or other property otherwise be paid or distributed to or for the benefit of any holder of shares of Junior Stock in respect thereof, directly or indirectly, by the Corporation unless in each case (i) the full cumulative dividends (including all accumulated, accrued and unpaid dividends) on all outstanding shares of Series B Preferred Stock and any other Parity Stock of the Corporation shall have been paid or such dividends have been declared and set apart for payment for all past Dividend Periods with respect to the Series B Preferred Stock and all past dividend periods with respect to such Parity Stock and (ii) sufficient funds shall have been paid or set apart for the payment of the full dividend for the current Dividend Period with respect to the Series B Preferred Stock and the current dividend period with respect to such Parity Stock.

     Section 4.     Liquidation Preference.

          (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, the holders of shares of Series B Preferred Stock shall be entitled to receive Twenty-Four and 50/100 Dollars ($24.50) per share of Series B Preferred Stock ("Liquidation Preference"), plus an amount equal to all dividends (whether or not earned or declared) accumulated, accrued and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment. Until the holders of the Series B Preferred Stock have been paid the Liquidation Preference in full, plus an amount equal to all dividends (whether or not earned or declared) accumulated, accrued and unpaid thereon to the date of final distribution to such holders, no payment will be made to any holder of Junior Stock upon the liquidation, dissolution or winding up of the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series B Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series B Preferred Stock and any such other Parity Stock ratably in the same proportion as the respective amounts that would be payable on such Series B Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Corporation with one or more corporations, (ii) a sale or transfer of all or substantially all of the Corporation's assets, or (iii) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

          (b) Subject to the rights of the holders of any shares of Parity Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of Series B Preferred Stock and any Parity Stock, as provided in this Section 4, any other series or class or classes of Junior Stock shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series B Preferred Stock and any Parity Stock shall not be entitled to share therein.

     Section  5.      Redemption  at  the  Option   of   the
Corporation.

          (a) Shares of Series B Preferred Stock shall not be redeemable by the Corporation prior to October 31, 1998. On and after October 31, 1998, the Corporation, at its option, may redeem shares of Series B Preferred Stock, in whole or from time to time in part, as set forth herein, subject to the provisions described below:

               (i)   Shares of Series B Preferred Stock  may
     be redeemed, in whole or in part, at the option of the Corporation, at any time on or after October 31, 1998 by issuing and delivering to each holder for each share of Series B Preferred Stock to be redeemed such number of authorized but previously unissued shares of Common Stock as equals the Liquidation Preference (excluding any accumulated, accrued and unpaid dividends which are to be paid in cash as provided below) per share of Series B Preferred Stock divided by the Conversion Price as in effect as of the opening of business on the Call Date (as defined in paragraph (b) below); provided, however, that the Corporation may redeem shares of Series B Preferred Stock pursuant to this paragraph (a)(i) only if for twenty (20) Trading Days, within any period of thirty (30) consecutive Trading Days, including the last Trading Day of such 30-Trading Day period, the Current Market Price of the Common Stock on each of such 20 Trading Days equals or exceeds the Conversion Price in effect on such Trading Day. In order to exercise its redemption option pursuant to this paragraph (a)(i), the Corporation must issue a press release announcing the redemption (the "Press Release") prior to the opening of business on the second Trading Day after the condition in the preceding sentence has, from time to time, been satisfied. The Corporation may not issue a Press Release prior to August 31, 1998. The Press Release shall announce the redemption and set forth the number of shares of Series B Preferred Stock that the Corporation intends to redeem; or

               (ii) Shares of Series B Preferred Stock may be redeemed, in whole or in part, at the option of the Corporation at any time on or after October 31, 1998 out of funds legally available therefor at a redemption price payable in cash equal to $24.50 per share of Series B Preferred Stock (plus all accumulated, accrued and unpaid dividends as provided below).

               (iii) In the event of a redemption pursuant to Section 5(a)(i), the Corporation shall pay in cash all cumulative, accrued and unpaid dividends for all Dividend Periods ending prior to the Dividend Period in which the redemption occurs; but no dividend shall accrue or be payable on the Series B Preferred Stock to be redeemed for the Dividend Period in which the redemption occurs unless the Call Date is after the record date for the dividend payable on the Common Stock for such Dividend Period in which event such dividend with respect to the Series B Preferred Stock shall accrue and be payable from the period beginning of the Dividend Period in which the redemption occurs and ending on the Call Date. In the event of a redemption pursuant to Section 5(a)(ii), the Corporation shall pay in cash all cumulative, accrued and unpaid dividends for all Dividend Periods ending prior to the Dividend Period in which the redemption occurs, plus the dividend (determined by reference to the Base Rate if the Call Date precedes the date on which the dividend on the Common Stock is declared for such Dividend Period) accrued from the beginning of the Dividend Period in which the redemption occurs and ending on the Call Date.

          (b) Shares of Series B Preferred Stock shall be redeemed by the Corporation on the date specified in the notice to holders required under paragraph (d) of this
Section 5 (the "Call Date"). The Call Date shall be selected by the Corporation, shall be specified in the notice of redemption and shall be not less than 30 days nor more than 60 days after (i) the date on which the Corporation issues the Press Release, if such redemption is pursuant to paragraph (a)(i) of this Section 5, and (ii) the date notice of redemption is sent by the Corporation, if such redemption is pursuant to paragraph (a)(ii) of this
Section 5. In the event of a redemption pursuant to Section 5(a)(i) or 5(a)(ii), if the Call Date falls after a dividend payment record date and prior to the corresponding Dividend Payment Date, then (i) in the event of a redemption pursuant to Section 5(a)(i) each holder of Series B Preferred Stock at the close of business on such dividend payment record date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares prior to such Dividend Payment Date and (ii) in the event of a redemption pursuant to Section 5(a)(ii), each holder of Series B Preferred Stock at the close of business on such dividend payment record date shall be entitled to the portion of the dividend accrued from the beginning of the Dividend Period in which the redemption occurs and ending on the Call Date notwithstanding the redemption of such shares prior to such Dividend Payment Date. Except as provided above, the Corporation shall make no payment or allowance for accumulated or accrued dividends on shares of Series B Preferred Stock called for redemption or on the shares of Common Stock issued upon such redemption.

          (c) If full cumulative dividends on all outstanding shares of Series B Preferred Stock and any other class or series of Parity Stock of the Corporation have not been paid or declared and set apart for payment, no shares of Series B Preferred Stock may be redeemed unless all outstanding shares of Series B Preferred Stock are simultaneously redeemed and neither the Corporation nor any affiliate of the Corporation may purchase or acquire shares of Series B Preferred Stock, otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Series B Preferred Stock.

          (d) If the Corporation shall redeem shares of Series B Preferred Stock pursuant to paragraph (a) of this
Section 5, notice of such redemption shall be given to each holder of record of the shares to be redeemed and, if such redemption is pursuant to paragraph (a)(i) of this Section 5, such notice shall be given not more than ten (10) Business Days after the date on which the Corporation issues the Press Release. Such notice shall be provided by first class mail, postage prepaid, at such holder's address as the same appears on the stock records of the Corporation, or by publication in The Wall Street Journal or The New York Times, or if neither such newspaper is then being published, any other daily newspaper of national circulation not less than 30 nor more than 60 days prior to the Call Date. If the Corporation elects to provide such notice by publication, it shall also promptly mail notice of such redemption to the holders of the shares of Series B Preferred Stock to be redeemed. Neither the failure to mail any notice required by this paragraph (d), nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice. Each such mailed or published notice shall state, as appropriate: (1) the Call Date; (2) the number of shares of Series B Preferred Stock to be redeemed and, if fewer than all such shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) whether redemption will be for shares of Common Stock pursuant to paragraph (a)(i) of this Section 5 or for cash pursuant to paragraph (a)(ii) of this Section 5, and, if redemption will be for Common Stock, the number of shares of Common Stock to be issued with respect to each share of
Series  B  Preferred Stock to be redeemed; (4) the place  or places at which certificates for such shares are to be surrendered for certificates representing shares of Common Stock; and (5) the then-current Conversion Price. Notice having been published or mailed as aforesaid, from and after the Call Date (unless the Corporation shall fail to issue and make available the number of shares of Common Stock and/or amount of cash necessary to effect such redemption),
(i) except as otherwise provided herein, dividends on the shares of Series B Preferred Stock so called for redemption shall cease to accumulate or accrue on the shares of Series B Preferred Stock called for redemption (except that, in the case of a Call Date after a dividend record date and prior to the related Dividend Payment Date, holders of Series B Preferred Stock on the dividend record date will be entitled on such Dividend Payment Date to receive the dividend payable on such shares), (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series B Preferred Stock of the Corporation shall cease (except the rights to receive the shares of Common Stock and/or cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon). The Corporation's obligation to provide shares of Common Stock and/or cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Call Date, the Corporation shall deposit with a bank or trust company (which may be an affiliate of the Corporation) that has, or is an affiliate of a bank or trust company that has, a capital and surplus of at least $50,000,000, such number of shares of Common Stock and such amount of cash as is necessary for such redemption, in trust, with irrevocable instructions that such shares of Common Stock and/or cash be applied to the redemption of the shares of Series B Preferred Stock so called for redemption. In the case of any redemption pursuant to paragraph (a)(i) of this Section 5, at the close of business on the Call Date, each holder of shares of Series B Preferred Stock to be redeemed (unless the Corporation defaults in the delivery of the shares of Common Stock or cash payable on such Call Date) shall be deemed to be the record holder of the number of shares of Common Stock into which such shares of Series B Preferred Stock are to be converted at redemption, regardless of whether such holder has surrendered the certificates representing the shares of Series B Preferred Stock to be so redeemed. No interest shall accrue for the benefit of the holders of shares of Series B Preferred Stock to be redeemed on any cash so set aside by the Corporation. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Call Date shall revert to the general funds of the Corporation, after which reversion the holders of shares of Series B Preferred Stock so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

     As promptly as practicable after the surrender in accordance with said notice of the certificates for any such shares so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and if the notice shall so state), such certificates shall be exchanged for certificates representing shares of Common Stock and/or any cash (without interest thereon) for which such shares have been redeemed in accordance with such notice. If fewer than all the outstanding shares of Series B Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series B Preferred Stock not previously called for redemption by lot or, with respect to the number of shares of Series B
Preferred Stock held of record by each holder of such shares, pro rata (as nearly as may be) or by any other method as may be determined by the Board of Directors in its discretion to be equitable. If fewer than all the shares of Series B Preferred Stock represented by any certificate are redeemed, then a new certificate representing the unredeemed shares shall be issued without cost to the holders thereof.

          (e) In the case of any redemption pursuant to paragraph (a)(i) of this Section 5, no fractional shares of Common Stock or scrip representing fractions of shares of Common Stock shall be issued upon redemption of the shares of Series B Preferred Stock. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon redemption of shares of Series B Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash (computed to the nearest cent) based upon the Current Market Price of the Common Stock on the Trading Day immediately preceding the Call Date. If more than one share shall be surrendered for redemption at one time by the same holder, the number of full shares of Common Stock issuable upon redemption thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered.

          (f) In the case of any redemption pursuant to paragraph (a)(i) of this Section 5, the Corporation covenants that any shares of Common Stock issued upon redemption of shares of Series B Preferred Stock shall be validly issued, fully paid and non-assessable. The Corporation shall use its best efforts to list, subject to official notice of issuance, the shares of Common Stock required to be delivered upon any such redemption of shares of Series B Preferred Stock, prior to such redemption, upon each national securities exchange, if any, upon which the outstanding shares of Common Stock are listed at the time of such delivery.

     The Corporation shall take any action necessary to ensure that any shares of Common Stock issued upon the redemption of Series B Preferred Stock are freely transferable and not subject to any resale restrictions under the Act, or any applicable state securities or blue sky laws (other than any shares of Common Stock issued upon redemption of any Series B Preferred Stock which are held by an "affiliate" (as defined in Rule 144 under the Act) of the Corporation).

     Section 6. Stock To Be Retired. All shares of Series B Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized, but unissued shares of Preferred Stock, without designation as to series. The Corporation may also retire any unissued shares of Series B Preferred Stock, and such shares shall then be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

     Section 7.     Conversion.

     Holders of shares of Series B Preferred Stock shall have the right to convert all or a portion of such shares into shares of Common Stock, as follows:

          (a) Subject to and upon compliance with the provisions of this Section 7, a holder of shares of Series B Preferred Stock shall have the right, at such holder's option, at any time to convert such shares, in whole or in part, into the number of fully paid and non-assessable shares of authorized but previously unissued shares of Common Stock per each share of Series B Preferred Stock obtained by dividing the Liquidation Preference (excluding any accumulated, accrued and unpaid dividends) by the Conversion Price (as in effect at the time and on the date provided for in the last clause of paragraph (b) of this
Section 7) and by surrendering such shares to be converted, such surrender to be made in the manner provided in paragraph (b) of this Section 7; provided, however, that the right to convert shares of Series B Preferred Stock called for redemption pursuant to Section 5 shall terminate at the close of business on the Call Date fixed for such redemption, unless the Corporation shall default in making payment of shares of Common Stock and/or cash payable upon such redemption under Section 5 hereof.

          (b) In order to exercise the conversion right, the holder of each share of Series B Preferred Stock to be converted shall surrender the certificate representing such share, duly endorsed or assigned to the Corporation or in blank, at the office of the Transfer Agent, accompanied by written notice to the Corporation that the holder thereof elects to convert such share of Series B Preferred Stock. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Series B Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid).

     Holders of shares of Series B Preferred Stock at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such dividend payment record date and prior to such Dividend Payment

Date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the shares of Common Stock issued upon such conversion.

     As promptly as practicable after the surrender of certificates for shares of Series B Preferred Stock as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or send on such holder's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares of Series B Preferred Stock in accordance with provisions of this Section 7, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in paragraph (c) of this Section 7.

     Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series B Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such shares shall have been surrendered and such notice received by the Corporation. If the dividend payment record date for the Series B Preferred Stock and Common Stock do not coincide, and the preceding sentence does not operate to ensure that a holder of shares of Series B Preferred Stock whose shares are converted into Common Stock does not receive dividends on both the shares of Series B Preferred Stock and the Common Stock into which such shares are converted for the same Dividend Period, then notwithstanding anything herein to the contrary, it is the intent, and the Transfer Agent is authorized to ensure that no conversion after the earlier of such record dates will be accepted until after the latter of such record dates.

          (c) No fractional share of Common Stock or scrip representing fractions of a share of Common Stock shall be issued upon conversion of the shares of Series B Preferred Stock. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion of shares of Series B Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash based upon the Current Market Price of the Common Stock on the Trading Day immediately preceding the date of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered.

          (d) The Conversion Price shall be adjusted from time to time as follows:

               (i) If the Corporation shall after the Issue Date (A) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any share of Series B Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock (or fraction of a share of Common Stock) that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such share of Series B Preferred Stock been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this paragraph (d)(i) of this Section 7 shall become effective immediately after the opening of business on the day next following the record date (except as provided in paragraph (h) below) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

               (ii) If the Corporation shall issue after the
     Issue Date rights, options or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date described below in this paragraph (d)(ii) of this Section 7) to subscribe for or purchase Common Stock at a price per share less than the Fair Market Value per share of the Common Stock on the record date for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Price in effect at the opening of business on the day next following such record date shall be adjusted to equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to the opening of business on the day following the date fixed for such determination by (B) a fraction, the numerator of which shall be the sum of (X) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (Y) the number of shares that the aggregate proceeds to the Corporation from the exercise of such rights or warrants for Common Stock would purchase at such Fair Market Value, and the denominator of which shall be the sum of (XX) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (YY) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in paragraph (h) below). In determining whether any rights or warrants entitle the holders of Common Stock to subscribe for or purchase Common Stock at less than such Fair Market Value, there shall be taken into account any consideration received by the Corporation upon issuance and upon exercise of such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors.

                 (iii)     No  adjustment in the  Conversion
     Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this paragraph (d)(iii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section 7 (other than this paragraph
     (d)(iii)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock. Notwithstanding any other provisions of this Section 7, the Corporation shall not be required to make any adjustment of the Conversion Price for the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under such plan. All calculations under this Section 7 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this paragraph (d) of this Section 7 to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph
     (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, reclassification or combination of shares, distribution of rights or warrants to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Corporation to its stockholders shall not be taxable, or if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

          (e) If the Corporation shall be a party to any transaction (including without limitation a merger, consolidation, statutory share exchange, issuer or self tender offer for all or a substantial portion of the shares of Common Stock outstanding, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Stock, but excluding any transaction as to which paragraph (d)(i) of this Section 7 applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each share of Series B Preferred Stock which is not converted into the right to receive stock, securities or other property in connection with such Transaction shall thereupon be convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon such consummation by a holder of that number of shares of Common Stock into which one share of Series B Preferred Stock was convertible immediately prior to such Transaction. The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (e), and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series B Preferred Stock that will contain provisions enabling the holders of the Series B Preferred Stock that remain outstanding after such Transaction to convert into the consideration received by holders of Common Stock at the Conversion Price in effect immediately prior to such Transaction. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

          (f)  If:

               (i)  the Corporation shall declare a dividend
     (or any other distribution) on the Common Stock (other than cash dividends and cash distributions); or

               (ii) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or series of capital stock or any other rights or warrants; or

               (iii) there shall be any reclassification of the Common Stock or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or a statutory share exchange, or an issuer or self tender offer by the Corporation for all or a substantial portion of its outstanding shares of Common Stock (or an amendment thereto changing the maximum number of shares sought or the amount or type of consideration being offered therefor) or the sale or transfer of all or substantially all of the assets of the Corporation as an entirety; or

     (iv) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, then the Corporation shall cause to be filed with the Transfer Agent and shall cause to be mailed to each holder of shares of Series B Preferred Stock at such holder's address as shown on the stock records of the Corporation, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the record date for the payment of such dividend, distribution or rights or warrants, or, if a record date is not established, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up or (C) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 7.

          (g) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly file with the Transfer Agent an officer's certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each holder of shares of Series B Preferred Stock at such holder's last address as shown on the stock records of the Corporation.

          (h)   In  any case in which paragraph (d) of  this
Section 7 provides that an adjustment shall become effective on the day next following the record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Series B Preferred Stock converted after such record date and before the occurrence of such event the additional Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction pursuant to paragraph (c) of this
Section 7.

          (i) There shall be no adjustment of the Conversion Price in case of the issuance of any capital stock of the Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 7.

          (j) If the Corporation shall take any action affecting the Common Stock, other than action described in this Section 7, that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of Series B Preferred Stock, the Conversion Price for the Series B Preferred Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time as the Board of Directors, in its sole discretion, may determine to be equitable under the circumstances.

          (k) The Corporation shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock solely for the purpose of effecting conversion of the Series B Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series B Preferred Stock not theretofore converted into
Common Stock. For purposes of this paragraph (k), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series B Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

     The  Corporation  covenants that any shares  of  Common
Stock  issued  upon  conversion of the shares  of  Series  B
Preferred Stock shall be validly issued, fully paid and non-assessable.

     The Corporation shall use its best efforts to list the shares of Common Stock required to be delivered upon conversion of the shares of Series B Preferred Stock, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding shares of Common Stock are listed at the time of such delivery.

     The Corporation shall take any action necessary to ensure that any shares of Common Stock issued upon conversion of shares of Series B Preferred Stock are freely transferable and not subject to any resale restrictions under the Act, or any applicable state securities or blue sky laws (other than any shares of Common Stock which are held by an "affiliate" (as defined in Rule 144 under the Act)).

          (l) The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities or property on conversion or redemption of shares of Series B Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or other securities or property in a name other than that of the holder of the shares of Series B Preferred Stock to be converted or redeemed, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

     Section 8. Ranking. Any class or series of capital stock of the Corporation shall be deemed to rank:

          (a) prior or senior to the Series B Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series B Preferred Stock;

          (b) on a parity with the Series B Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series B Preferred Stock, if the holders of such class of stock or series and the Series B Preferred Stock shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other ("Parity Stock"); and

          (c) junior to the Series B Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such stock or series shall be Common Stock or if the holders of Series B Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such class or series ("Junior Stock").

     Section 9.     Voting.

          (a) If and whenever (i) six quarterly dividends (whether or not consecutive) payable on the Series B Preferred Stock or any series or class of Parity Stock shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not earned or declared, or (ii) the consolidated shareholders' equity of the Corporation (determined in accordance with generally accepted accounting principles and giving effect to any adjustment for the net unrealized gain or loss on available-for-sale mortgage securities) at the end of any calendar quarter is less than 150% of the aggregate Liquidation Preference (excluding any accumulated, accrued and unpaid dividends) of the then outstanding Series B Preferred Stock and aggregate liquidation preference (excluding any accumulated, accrued and unpaid dividends) of the then outstanding Series A Preferred Stock, the number of directors then constituting the Board of Directors shall be increased by two (if not already increased by reason of similar types of provisions with respect to Voting Preferred Stock (as defined below)) and the holders of shares of Series B Preferred Stock, together with the holders of shares of every other series of Parity Stock (any other such series, the

"Voting Preferred Stock"), voting as a single class regardless of series, shall be entitled to elect the two additional directors to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series B Preferred Stock and the Voting Preferred Stock called as hereinafter provided. Notwithstanding anything herein to the contrary, if any class or series of Voting Preferred Stock (with which the Series B Preferred Stock is entitled to vote as a single class) is entitled to elect two directors as a result of a failure to maintain a specified level of consolidated shareholders' equity required by the terms of such Voting Preferred Stock, then when such entitlement is triggered, the separate entitlement to elect two directors pursuant to Section 9(a)(ii) hereof shall be suspended. Whenever the entitlement pursuant to Section 9(a)(ii) of the Series B Preferred Stock (together with holders of Voting Preferred Stock voting as a single class regardless of series) to vote is suspended as described in the preceding sentence, the terms of office of all persons elected as directors pursuant to Section 9(a)(ii) shall terminate upon the election of the two directors elected pursuant to a vote of the Series B Preferred Stock and Voting Preferred Stock voting as a single class as a result of a failure to maintain a specified level of consolidated shareholders' equity required by the terms of such class or series of Voting Preferred Stock. Whenever (1) in the case of an arrearage in dividends described in clause (i), all arrears in dividends on the Series B Preferred Stock and the Voting Preferred Stock then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, or (2) in the case of a shortfall in the Corporation's consolidated shareholders' equity described in clause (ii), the consolidated shareholders' equity of the Corporation (determined in accordance with generally accepted accounting principles and giving effect to any adjustment for the net unrealized gain or loss on available-for-sale mortgage securities) at the end of any subsequent calendar quarter equals or exceeds 150% of the aggregate Liquidation Preference (excluding any accumulated, accrued and unpaid dividends) of the then outstanding Series B Preferred Stock and the aggregate liquidation preference (excluding any accumulated, accrued and unpaid dividends) of the then outstanding Series A Preferred Stock, then the right of the holders of the Series B Preferred Stock and the Voting Preferred Stock to elect such additional two directors shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages in six quarterly dividends or shortfall in consolidated shareholders' equity), and the terms of office of all persons elected as directors by the holders of the Series B Preferred Stock and the Voting Preferred Stock shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of Series B Preferred Stock and the Voting Preferred Stock, if applicable, the Secretary of the Corporation may, and upon the written request of any holder of Series B Preferred Stock (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Series B Preferred Stock and of the Voting Preferred

Stock for the election of the two Directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within 20 days after receipt of any such request, then any holder of Series B Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The Directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the Directors elected by the holders of the Series B Preferred Stock and the Voting Preferred Stock, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining Director elected by the holders of the Series B Preferred Stock and the Voting Preferred Stock or the successor of such remaining Director, to serve until the next annual meeting of the stockholders or special meeting held in place thereof if such office shall not have previously terminated as provided above.

          (b) So long as any shares of Series B Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Articles of Incorporation, as amended, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the Series B Preferred Stock, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

               (i) Any amendment, alteration or repeal of any of the provisions of this amendment to the Articles of Incorporation, the Articles of Incorporation or the Bylaws of the Corporation that materially adversely affects the voting powers, rights or preferences of the holders of the Series B Preferred Stock; provided, however, that the amendment of the provisions of the Articles of Incorporation so as to authorize or create, or to increase the authorized amount of, any Junior Stock or any shares of any class ranking on a parity with the Series B Preferred Stock shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series B Preferred Stock; or

               (ii) The authorization or creation of, or the increase in the authorized amount of, any shares of any class or any security convertible into shares of any class ranking prior or senior to the Series B Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends; provided, however, that no such vote of the holders of Series B Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series B Preferred Stock at the time outstanding.

     For  purposes  of  the  foregoing  provisions  of  this
Section 9, each share of Series B Preferred Stock shall have one (1) vote per share, except that when any other series of preferred stock shall have the right to vote with the Series B Preferred Stock as a single class on any matter, then the Series B Preferred Stock and such other series shall have with respect to such matters one (1) vote per $24.50 of stated liquidation preference. Except as otherwise required by applicable law or as set forth herein, the Series B Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers other than as set forth herein, and the consent of the holders thereof shall not be required for the taking of any corporate action.

Section 10.    Record Holders.  The Corporation and the
Transfer Agent may deem and treat the record holder of any share of Series B Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

                                                 EXHIBIT 4.2


  NUMBER         [FACE OF CERTIFICATE]              SHARES
       RB_______      Resource Mortgage Capital, Inc.
                          _________

ORGANIZED UNDER THE                               SEE
REVERSE FOR
LAWS OF THE COMMONWEALTH                     CERTAIN
DEFINITIONS
OF VIRGINIA
                                           CUSIP 76121E 30 1


     This certifies that [insert name of holder] is the record holder of FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK, $.01 PAR VALUE, OF RESOURCE MORTGAGE CAPITAL, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date:                         (SEAL)

                         /s/Thomas H. Potts
                         President

                         /s/Lynn K. Geurin
                         Secretary


     COUNTERSIGNED AND REGISTERED:
               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
(SEAL)         (Charlotte, North Carolina)



               Transfer Agent and Registrar

               By:
                    Authorized Signature

               [REVERSE SIDE OF CERTIFICATE]

                    TRANSFER RESTRICTIONS

      THE TRANSFER OF THE SHARES REPRESENTED BY THIS
 CERTIFICATE IS RESTRICTED.  NO TRANSFER MAY BE MADE TO ANY
 PERSON (i) WHO IS A NONRESIDENT ALIEN INDIVIDUAL OR
 FOREIGN ENTITY, (ii) WHO IS AN ENTITY EXEMPT FROM FEDERAL
 INCOME TAXATION THAT IS NOT SUBJECT TO TAX ON UNRELATED
 BUSINESS TAXABLE INCOME (OR ANY PASS-THROUGH ENTITY IN
 WHICH SUCH A TAX-EXEMPT ENTITY HOLDS OR IS PERMITTED TO
 HOLD AN INTEREST), OR (iii) IF SUCH PERSON OR GROUP OF
 PERSONS DIRECTLY OR THROUGH THE OPERATION OF CERTAIN
 ATTRIBUTION RULES WOULD OWN IN EXCESS OF 9.8% OF THE
 CORPORATION'S OUTSTANDING CAPITAL STOCK AFTER THE
 TRANSFER.
      THE CORPORATION MAY REQUIRE EVIDENCE OF A PROPOSED
 TRANSFEREE'S STATUS AND OWNERSHIP INTEREST BEFORE
 PERMITTING ANY TRANSFER AND MAY REDEEM ANY SHARES HELD IN
 VIOLATION OF THE PRECEDING PARAGRAPH.  THE CORPORATION
 WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A FULL
 STATEMENT OF THE TRANSFER RESTRICTIONS UPON REQUEST TO THE
 SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.
      THE CORPORATION WILL FURNISH TO THE STOCKHOLDER
 INFORMATION REGARDING THE DESIGNATIONS, RELATIVE RIGHTS,
 PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF
 ITS CAPITAL STOCK ON REQUEST AND WITHOUT CHARGE.
     KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST,
STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF
INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT
CERTIFICATE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be constituted as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common           UNIF GIFT MIN ACT--
______Custodian_____
TEN ENT  --as tenants by the entireties
(Cust)             (Minor)
JT TEN      --as joint tenants with right of survivorship
under Uniform Gift to              and not as tenants in
common                   Minors Act  _____
                                                   (State)
Additional abbreviations may be used though not in the above list.

For value received, ____ hereby sell assign an transfer unto _____________shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint _______ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated _______.

                                                 EXHIBIT 5.1

              VENABLE, BAETJER AND HOWARD, LLP
             Including professional corporations
            1800 Mercantile Bank & Trust Building
                      Two Hopkins Plaza
               Baltimore, Maryland  21201-2978
             (410) 244-7400, Fax (410) 244-7742


                      October 20, 1995


Resource Mortgage Capital, Inc.
4880 Cox Road
Glen Allen, VA  23060

     Re:  Registration Statement on Form S-3
                     (Reg. No. 33-50705)

Ladies and Gentlemen:


          We have acted as counsel to Resource Mortgage Capital, Inc., a Virginia corporation (the "Company"), in connection with its proposed public offering of 2,100,000 shares of its Series B Cumulative Convertible Preferred Stock, $0.01 par value ("Series B Preferred Stock") subject to an option to offer an additional 315,000 shares to cover over-allotments, if any, pursuant to a Registration Statement filed on Form S-3 (Registration No. 33-50705) ("Registration Statement"). On October 20, 1995, the Company filed a final prospectus supplement (the "Prospectus Supplement") to the Prospectus dated October 19, 1995 ("Prospectus") with the Securities and Exchange Commission with respect to the Series B Preferred Stock.

          In that connection, we have examined originals or copies of such documents, corporate records and other instruments as we have deemed necessary or appropriate for purposes of this opinion including the Articles of Incorporation, as amended, By-laws of the Company, and the proposed Articles of Amendment establishing the Series B Preferred Stock. We have assumed without independent verification the genuineness of signatures, the authenticity of documents, and the conformity with originals of copies.

          Based on the foregoing, we are of the opinion that the shares of Series B Preferred Stock being sold by the Company, when issued and sold in accordance with the terms of the Underwriting Agreement in substantially the same form filed as Exhibit 1.1 to the Form 8-K filed this day by the Company with Securities and Exchange Commission ("8-K") and upon filing with, and acceptance by, the Virginia State Corporation Commission of the Articles of Amendment establishing the Series B Preferred Stock, will be validly issued, fully paid and non-assessable.

          We hereby consent to the use of this opinion as an exhibit to the 8-K and incorporation by reference into the Registration Statement and to the reference to our firm under "Legal Opinions" in the Prospectus and "Legal Matters" in the Prospectus Supplement comprising a part of the Registration Statement.

          By giving the foregoing consent, we do not admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                         Very truly yours,


                         VENABLE, BAETJER AND HOWARD, LLP

                                                 EXHIBIT 8.1

              VENABLE, BAETJER AND HOWARD, LLP
             Including professional corporations
            1800 Mercantile Bank & Trust Building
                      Two Hopkins Plaza
               Baltimore, Maryland  21201-2978
             (410) 244-7400, Fax (410) 244-7742


                      October 20,  1995

Resource Mortgage Capital, Inc.
4880 Cox Road
Glen Allen, Virginia 23060

                        Re:  Tax Opinion

Ladies and Gentlemen:

         We have acted as counsel to Resource Mortgage Capital, Inc. ("RMC") in connection with the preparation of a registration statement (the "Registration Statement") to be filed with the Securities and Exchange Commission with respect to an offering of shares of RMC's convertible preferred stock. You have requested our opinion regarding RMC's qualification as a real estate investment trust ("REIT") pursuant to sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), for its 1994 taxable year. Unless otherwise stated, all section references herein are to the Code. In addition, you have requested our opinion with respect to whether RMC's organization and contemplated method of operations are such as to enable it to continue to qualify as a REIT for its 1995 taxable year and subsequent taxable years.

         RMC has a number of wholly-owned subsidiaries
("qualified REIT subsidiaries"), the income, liabilities, and assets of which are consolidated with those of RMC for federal income tax purposes. This letter refers to RMC, together with such subsidiaries, as "Consolidated RMC." In connection with the opinions rendered below, we have examined the following:

         1. The Articles of Incorporation of RMC, as amended on August 17, 1992 and the Articles of Amendment establishing the Series A and Series B convertible preferred stock;

         2. The bylaws of RMC as restated on June 22, 1992;

         3. Consolidated RMC's federal income tax returns for its taxable years 1992, 1993 and 1994; and

         4. The prospectus included in the registration statement with which this letter has been filed.

         In connection with the opinions rendered below, we have assumed that:

         1. Each of the documents referred to above has been duly authorized, executed, and delivered, is authentic, if an original, or accurate, if a copy, and has not been amended;

         2. During Consolidated RMC's 1995 taxable year and subsequent taxable years, it will continue to conduct its affairs in a manner that will make the representations set forth below true for such years;

         3. Neither RMC nor any subsidiary of RMC will make any amendments to its organizational documents after the date of this opinion that would affect Consolidated
RMC's qualification as a REIT for any taxable year; and

         4. No actions will be taken by Consolidated RMC or any subsidiary of RMC after the date hereof that would have the effect of altering the facts upon which the opinions set forth below are based.

         Furthermore, we have relied upon the correctness of the following representations of Consolidated RMC and its authorized representatives that, at all times relevant hereto:

         1. Neither RMC nor any subsidiary thereof has ever been subject by law to the supervision or examination by state, or federal authorities having supervision over banking institutions.

         2. Neither RMC nor any subsidiary thereof has ever been a savings institution chartered or supervised as a savings and loan or similar association under federal or state law.

         3. Neither RMC nor any subsidiary thereof has ever been a small business investment company operating under the Small Business Investment Act of 1958.

         4. Neither RMC nor any subsidiary thereof was created by or pursuant to an act of a state legislature for purposes of promoting, maintaining, and assisting the economy and industry within a state on a regional or state-wide basis by making loans to be used in trades or businesses which would generally not be made by banks within such region or state in the ordinary course of business.

         5. Neither RMC nor any subsidiary thereof was an insurance company to which Subchapter L of the Code applies.

         6.   Beneficial ownership of the shares of RMC (the
"Shares") was held by 100 or more persons.

         7. At no time during the last half of any taxable year was more than 50% in value of the outstanding stock of RMC owned, directly or indirectly, by or for not more than five individuals. For this purpose, the Shares are treated as owned indirectly by or for an individual if such individual would be treated as owning such Shares under section 544 as modified by section 856(h)(1)(B).

         8. Consolidated RMC's election to be treated as a REIT was properly made and has not been terminated or revoked.

         9. At the close of each quarter of each taxable year seventy-five percent (75%) or more of the value of Consolidated RMC's total assets consisted of cash and cash items (including receivables arising in the ordinary course of Consolidated RMC's operations), government securities, and real estate assets (including interests in real property, interests in mortgages on real property, and interests in REMICs to the extent provided in section
856(c)(6)(E)), and shares or transferable certificates of beneficial interest in other qualified REITs) (the "75% test").

         10. Not more than five percent (5%) of the value of Consolidated RMC's total assets consisted of securities of any one issuer (if such securities are not includable under the 75% test), and Consolidated RMC owned not more than ten percent (10%) of the outstanding voting securities of any one issuer (if such securities are not includable under the 75% test).

         11. Consolidated RMC did not receive or accrue any rents from either real or personal property.

         12. Consolidated RMC did not receive or accrue as income, directly or indirectly, any interest or other amount determined in whole or in part with reference to the income or profits derived by any person (excluding interest (A) based solely on a fixed percentage or percentages of receipts or sales or (B) to the extent described in section 856(f)(2) of the Code).

         13. Consolidated RMC did not own any mortgage whose terms entitled it to receive a specified portion of any gain realized on the sale or exchange of the real property securing the mortgage or any gain that would be realized if such property were sold on a specified date.

         14.  At least seventy-five percent (75%) of
Consolidated RMC's gross income (excluding gross income from prohibited transactions) for any taxable year was derived from:

              (a)  interest on obligations secured by
mortgages on real property or on interests in real property,

              (b)  gain from the sale or other disposition
of real property (including interests in real property and interests in mortgages on real property) which was not held as inventory or primarily for sale to customers in the ordinary course of its trade or business,

              (c) dividends or other distributions on, and gain (other than gain from prohibited transactions) from the sale or other disposition of, transferable shares (or transferable certificates of beneficial interest) in other
REITs,

              (d)  abatements and refunds of taxes on real
property,

              (e) income and gain derived from foreclosure property,

              (f)  amounts (other than amounts the
determination of which depends in whole or in part on the income or profits of any person) received or accrued as consideration for entering into agreements (i) to make loans secured by mortgages on real property or on interests in real property, or (ii) to purchase or lease real property (including interests in real property and interests in mortgages on real property),

              (g)  gain from the sale or other disposition
of real estate assets which is not a prohibited transaction solely by reason of section 857(b)(6), and

              (h) income which was attributable to stock or debt instruments acquired through the temporary investment of new capital and received or accrued during the one year period beginning on the date on which Consolidated RMC received such capital.

         15.  At least ninety-five percent (95%) of
Consolidated RMC's gross income (excluding gross income from prohibited transactions) for any taxable year was derived from:

              (a)  sources which satisfy the seventy-five
percent (75%) income test described in paragraph 14 above,

              (b)  dividends,

              (c)  interest,

              (d)  payments with respect to bona fide
interest rate swap, cap, or floor agreements entered into to hedge any variable interest rate indebtedness incurred or to be incurred to acquire or carry real estate assets
("interest rate agreements"), and

              (e)  gain from the sale or other disposition
of stocks and securities (including interest rate agreements).

         16.  Less than thirty percent (30%) of Consolidated
RMC's gross income for any taxable year was derived from the sale or other disposition of:

              (a)  stock or securities (including interest
rate agreements) held for less than one year,

              (b)  property in a transaction which is a
prohibited transaction, and

              (c)  real property (including interests in
real property and interests in mortgages on real property) held for less than four years other than (i) property compulsorily or involuntarily converted within the meaning of section 1033, and (ii) property which is foreclosure property.

         17. For each taxable year, the deduction for dividends paid during the taxable year (determined without regard to capital gains dividends) equaled or exceeded (i) the sum of ninety-five percent (95%) of Consolidated RMC's real estate investment trust taxable income for the taxable year (determined without regard to the deduction for dividends paid and excluding any net capital gains), and ninety-five percent (95%) of the excess of the net income from foreclosure property over the tax imposed on such income by section 857(b)(4)(A), minus (ii) any excess noncash income as determined under section 857(e).

         18. All distributions paid by Consolidated RMC with respect to its Shares were pro rata with no preference to any share of stock as compared to any other shares of the same class and with no preference to one class of stock as compared to another class.

         19.  As of the close of any taxable year,
Consolidated RMC had no earnings and profits accumulated in any non-REIT year.

         20. During its taxable year 1994, RMC has had at least 2001 shareholders of record of its Shares on any dividend record date. In prior taxable years, RMC had at least 201 shareholders of record of its Shares in any dividend record date.

         21. Within thirty (30) days after the end of each taxable year, RMC demanded written statements from shareholders of record who at any time during the last six
(6) months of RMC's taxable year owned 5% (or 1%, as the case may be), or more of the Shares disclosing (i) the actual owners of the Shares (those persons required to include RMC's dividends in gross income), (ii) and the maximum number of Shares (including the number and face value of securities convertible into Shares) that were considered owned, directly or indirectly (within the meaning of section 544 as modified by section 856(h)(1)(B)) by each of the actual owners of the Shares.

         22. RMC maintained the information received with respect to such written demands in its filing district available for inspection by the Internal Revenue Service at any time.

         23. RMC maintained sufficient records to show that it complied with the 75% test described at paragraph 9 above for all taxable years in its filing district available for inspection by the Internal Revenue Service at any time.

         24.  RMC and the plan administrator under RMC's
Dividend Reinvestment and Stock Purchase Plan (the "Plan") have administered the Plan in accordance with the terms of the prospectus describing the Plan.

         25.  RMC has owned all the stock of each qualified
REIT subsidiary at all times during the period of such corporation's existence.

         26. During its 1995 taxable year and subsequent taxable years, Consolidated RMC expects to continue to satisfy all of the representations described in paragraphs 1 through 24 above.

         As used herein, the term "prohibited transaction" means the sale or other disposition of property held as inventory or primarily for sale to customers in the ordinary course of Consolidated RMC's trade or business. The term "foreclosure property" means any real property (including interests in real property) and any personal property incident to such real property, acquired by Consolidated RMC as the result of its having bid in such property at foreclosure, or having otherwise reduced such property to ownership or possession by agreement or process of law after there was a default (or default was imminent) on a lease of such property or on an indebtedness which such property secured. Such term does not include property acquired by Consolidated RMC as a result of indebtedness arising from the sale or other disposition of property held as inventory or for sale in the ordinary course of Consolidated RMC's trade or business which was not originally acquired as foreclosure property.

         Based solely on the documents, assumptions, and representations set forth above, and without further investigation, we are of the opinion that Consolidated RMC qualified as a REIT in its 1994 taxable year and that its organization and contemplated method of operation are such that it will continue to so qualify for its 1995 taxable year and subsequent taxable years. Except as described herein we have performed no further due diligence and have made no efforts to verify the accuracy or genuineness of the documents, assumptions, and representations set forth above.

         The foregoing opinion is based on current provisions of the Code and Treasury Regulations, published administrative interpretations thereof, and published court decisions. The Internal Revenue Service has not yet issued
Regulations or administrative interpretations with respect to various provisions of the Code relating to REIT qualification. No assurance can be given that the law will not change in a way that will prevent Consolidated RMC from qualifying as a REIT or that the Internal Revenue Service will not disagree with this opinion.

         The foregoing opinion is limited to federal income tax matters addressed herein, and no other opinions are rendered with respect to other federal tax matters or any issues arising under the tax laws of any state or locality. We undertake no obligation to update this opinion after the date of this letter. This opinion letter is solely for the information and use of the addressee and may not be relied upon, quoted, or otherwise used for any purpose by any other person without our express written consent.

         We consent to the references to this firm in the prospectus supplement to be filed and the prospectus filed with the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement in which the prospectus is and prospectus supplement will be included. We do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                             Very truly yours,


                                   VENABLE, BAETJER AND
HOWARD, LLP

                                                EXHIBIT 12.1



             RATIO OF EARNINGS TO FIXED CHARGES

           Six Months ended
               June 30,               Year ended

              1995  1994  1994  1993   1992   1991   1990


Net earnings as reported14,63730,869 52,257 54,127 38,169
21,636     12,793

Costs and taxes5,990888(2,577) 3,164  7,048  3,828    711

Fixed Charges
              CMO19,289 15,78331,458 37,198 55,376 85,622
98,856
Less Nonrecourse CMO(16,024)(15,783)(31,146)(37,198)(55,376)
(85,622) (98,856)
             Repo76,311 55,642134,79174,822 47,828 29,352
14,597
            Notes 5,852  2,181 6,189  4,299  4,727  6,901
5,580
      Comm. paper     0  1,582 1,986  3,465  3,786    756
0
            Total85,428 59,405143,27882,586 56,341 37,009
20,177

Net earnings
(excluding fixed charges
       and taxes)106,05591,142192,958139,877101,55862,473
33,681

RATIO        1.24  1.53   1.35  1.69   1.80   1.69   1.67


                                                EXHIBIT 23.1


               Consent of Independent Auditors




The Board of Directors
Resource Mortgage Capital, Inc.:


We consent to the use of our reports incorporated in the registration statement on Form
S-3 (Registration No. 33-50705) and to the reference to our firm under the heading "Experts" in the prospectus.




Richmond, Virginia
October 19, 1995